August 1, 2023

BNY Mellon ETF Trust

BNY Mellon Short Duration Corporate Bond ETF

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon ETF Trust (the “Trust”) has approved the closing and liquidation of BNY Mellon Short Duration Corporate Bond ETF (the “Fund”), a series of the Trust.

The Fund will create and redeem creation units through the close of business on September 6, 2023, which will also be the last day of trading of the Fund’s shares on the NYSE Arca, Inc., the Fund’s principal U.S. listing exchange. The Fund intends to complete the liquidation of its assets, cease operations, and distribute proceeds to shareholders of record on or about September 14, 2023 (the “Liquidation Date”). Shareholders of record of the Fund on the Liquidation Date will receive cash equal to the net asset value of their shares as of such date (the “Liquidating Distribution”).

Prior to the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not tracking the Bloomberg US Corporate 1-5 Years Total Return Index and increasing its holdings in cash and/or cash equivalents, which is not consistent with the Fund’s investment objective and strategy. Fund shareholders may sell their Fund holdings on the NYSE Arca, Inc. through September 6, 2023, after which the Fund’s shares will no longer trade on the NYSE Arca, Inc. Customary brokerage charges may apply to such transactions. From September 7, 2023 through the Liquidation Date, shareholders will be unable to sell their shares on the NYSE Arca, Inc.

While shareholders remaining in the Fund on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss, in connection with the Liquidating Distribution. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. The Liquidation Date and payment of the Liquidating Distribution may occur prior to the date listed above.

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